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                                                                      Exhibit 23



                        Consent of Independent Auditors


We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 333-71073) of IKON Receivables, LLC and in the related Prospectus of our report dated October 25, 1999, with respect to the financial statements of IKON Receivables, LLC included in this Annual Report (Form 10-K) for the year ended September 30, 1999.


/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
December 28, 1999